Transaction overview
On February 25, 2007, an Investor Group led by Kohlberg Kravis Roberts & Co. (“KKR”) and TPG Capital, L.P.
(“TPG”) signed a definitive agreement to acquire TXU Corp., now Energy Future Holdings Corp. (“EFH”), in a
transaction valued at approximately $49 billion
EFH shareholders are entitled to receive $69.25 in cash for each share of common stock of EFH
In addition to KKR and TPG, GS Capital Partners, Lehman Brothers, Citigroup and Morgan Stanley were equity investors at closing, with additional passive equity owners anticipated (together, the “Investor Group”)
The Investor Group funded the transaction with $8.3 billion of new and roll-over equity and new, funded debt at EFH and Texas Competitive Electric Holdings Company LLC (“TECH” and formerly TXU Energy Company LLC)
The Investor Group reviewed applicable rating agency guidelines and other publications regarding ring-fencing and developed a ring-fencing plan for Oncor that includes specific enhancements that meet or exceed key guidelines
In doing so, Oncor Electric Delivery (“Oncor” and formerly TXU Electric Delivery) made firm commitments to regulators to maintain the structural separation of Oncor
Specific contractual and structural enhancements to support Oncor’s credit ratings
No new debt at Oncor to finance the transaction
No change to the current management team or the way management intends to operate the business
Appropriate and adequate liquidity facilities to be in place to support Oncor’s capital investment plan
The Public Utility Commission of Texas (“PUCT”) will issue a legally binding order that embodies key commitments resulting in their enforceability by the Commission
The transaction closed on October 10, 2007
3
Exhibit 99.1

Sources of funds ($ millions) Uses of funds ($ millions)
Sources / uses of funds and pro forma capitalization
New revolving credit facility $1,316
Daily cash flow 14
Total sources $1,330
Repay floating rate senior notes $803
Repay existing A/R facility 113
Repay existing credit facility 386
Repay intercompany loans 23
Cash on balance sheet 5
Total uses $1,330
Pro forma capitalization ($ millions)
Note: Existing capitalization as of June 30, 2007; excludes transition bonds
1
Shareholders’ equity does not reflect potential purchase accounting adjustments
5
At 6/30/07 Pro forma
Amount % of Cap. Amount % of Cap.
Intercompany loans $33 0.5% $      - 0.0%
Short term borrowings 155 2.2% 1,316 18.5%
Long-term debt due currently 200 2.9% - 0.0%
Long-term debt 3,650 52.3% 2,850 40.1%
Total debt $4,038 57.8% $4,166 58.6%
Shareholder's equity at 6/30/07 2,947 42.2% 2,947

41.4%
Total capitalization $6,985 100.0% $7,113 100.0%

The Investor Group’s commitment to maintaining the
credit quality of Oncor
The Investor Group has made a number of binding commitments to the PUCT as part of the regulatory process
Business
Continued emphasis on employee and customer safety
No assets transferred from Oncor as a result of the transaction
No change in Oncor’s business plan; imperative to leave rate payers unaffected
Commitment to the execution of Oncor’s capital plan and recognition that it is essential to maintaining reliability and serving the growing needs of the ERCOT market
The Investor Group plans to ensure continuity of best operating practices by retaining the current
Oncor management team
Contractual and
structural
Committed to a variety of contractual, structural and other enhancements, which we will discuss further over the course of today’s presentation
The PUCT has authority to enforce a number of the separateness commitments made in connection with the transaction
Financial
No new debt issued at Oncor to finance the transaction
Credit metrics of Oncor will be unaffected on a stand-alone basis as a result of the transaction
Commitment to maintain a regulatory capital structure that is consistent with, or more conservative than, that which is used by the PUCT for recovery in Oncor’s rates (currently 60% debt / 40% equity)
Oncor will limit the dividends paid by Oncor through December 31, 2012, to an amount not to exceed
Oncor’s net income (determined in accordance with GAAP), subject to certain defined adjustments
Appropriate and adequate liquidity facilities to be in place to support Oncor’s capital investment plan

Summary of key investment considerations
Pure infrastructure business with stable cash flows
Benefits from a rate regulated monopoly, which enhances the stability of financial performance
Regulatory separation of retail supply from transmission and distribution services eliminates commodity volatility
No end-use customer credit risk
Capital tracking mechanisms reduce the need for regular rate cases and provide current revenue to support investments
Constructive regulatory environment
Track record of constructive relationship with primary regulator, the PUCT
Reasonable regulatory rate construct, which provides adequate and timely recovery of operating costs and return of and on capital invested
Strong underlying business fundamentals
Substantial historical and projected underlying economic growth with business sector diversity in primary market, reducing the underlying volatility of such growth
Industry leading operating performance and reliability
Over the past five years, operated at or near top decile metrics, in terms of O&M expense per customer and O&M expense per MWh delivered
Operated at or near the top quartile for a variety of reliability metrics
Track record and projected continuation of strong financial performance
Conservative capitalization and consistent historical financial performance result in strong, investment grade profile
Projected credit metrics (not impacted by transaction) support strong investment grade ratings and are well within investment grade guidelines for public utilities with comparable business risk profiles

Summary of key investment considerations (cont’d)
Ample liquidity to meet ongoing capital investment needs
Retained earnings combined with new $2.0bn revolver provide adequate liquidity to support Oncor’s capital investment plan
Significant enhancements provided by ring-fencing mechanisms
Insertion of new bankruptcy-remote entity, Oncor Electric Delivery Holdings Company (“Oncor Holdings”), whose sole purpose is to hold the equity interest in Oncor and other ring-fenced entities and create a “clean” legal and operational separation of Oncor Holdings and its subsidiaries from EFH and its other subsidiaries (the “EFH Group”)
Unanimous, affirmative vote of all directors present and voting (including, in any event, all independent directors)
required for certain corporate actions, including causing Oncor or Oncor Holdings to voluntarily file for bankruptcy
No pledge or guarantee of assets at Oncor or Oncor Holdings to support any of the obligations of the
EFH Group
Restrictions to regulatory debt / capitalization ratio are part of Oncor’s organizational documents
Variety of other separation provisions in Oncor and Oncor Holdings organizational documents, including requirement that a majority of directors be independent
Non-consolidation opinion to validate separateness
Requested PUCT ability to enforce certain separateness commitments
PUCT will issue a legally binding order that embodies key commitments resulting in their enforceability by the commission
Strong, experienced management team
Excellent track record of having executed successfully on large capital plans in prior periods
Exceptional operational track record

Oncor: an independently operated business
Former brand
TXU Electric Delivery
New brand
Business description
Sixth largest T&D company in US
High growth region (ERCOT)
Efficient capital recovery
Top quartile costs and reliability
No commodity exposure
No end-user risk
CEO
Robert Shapard
Board of directors
At least majority independent in all material respects pursuant to New York Stock Exchange criteria, including at least two directors that are independent pursuant to S&P criteria
Headquarters location
Dallas
LTM EBITDA¹
$1,129 million
Summary overview
¹ EBITDA is adjusted for transition bonds. As of 06/30/07

Oncor has very attractive business characteristics
Constructive regulatory conditions
Efficient capital recovery
Transmission trackers
AMR trackers
Serve new distribution
60%/40% debt to equity
Attractive business dynamics
6th largest US transmission and distribution company
ERCOT is high growth region
Top quartile costs and reliability
No commodity exposure
No retail customers
Commitment to improving top quartile reliability and cost performance and investing prudent capital to maintain, upgrade and expand the ERCOT transmission grid
Significant long-term demand growth 1999—2015E; Average
peak demand (GW)
56
58
55
56
60
59
60
62
63
64
66
68
69
70
72
74
75
1999 2001 2003 2005 2007E 2009E 2011E 2013E 2015E
571
488
514
476
535
195
187
184
204
244
$766
$675
$698
$680
$779
2007E 2008E 2009E 2010E 2011E
Tracker and New Serve All Other
Large capital program with mechanism for efficient recovery
2007E—2011E ($ millions)
>70% recovered via tracker, new serve
Source: SNL Financial

Oncor’s advantaged structural position
197
194
107 106
104
101
85
82
81
57
SO EXC Oncor FPL PGN ETR DUK PCG D ED
Oncor has a unique business model that looks more like a FERC pipeline than a traditional utility
Large infrastructure base 2005 (annual TWh delivered) Highly favorable business risk profile

FERC
TransCo Oncor
Pipeline
MLP’s
Water
Utility
Gas
LDCs
Traditio
nal T&D
Regulation FERC State FERC State State State
Capital Tracker Yes Yes No Some No No
Commodity Risk No No No No Yes Yes
Retail Customers No No No Yes Yes Yes
2.6
3.6
3.7
3.8
4.1
4.1
5.9
6.4
6.9
7.6 7.9
8.2
2.6
2.1
2.3 2.0
2.0
15.9
15.4
15.0
14.5
14.2
13.7
13.2
11.4
11.6
11.1
10.4
10.4
10.3
8.7 8.4
8.3
9.2
1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007E 2008E 2009E 2010E
Transmission CAPEX Distribution CAPEX
Exposure to growing national need for transmission grid
investment—historical and estimated T&D capex 1994—2010E
(nominal $bn)
Oncor is a scale player in a high-growth region, with a highly favorable business, regulatory, and structural profile
Source: 10-Ks
Constructive regulatory environment
Outstanding
Above average
Average
Below average
Source: Wall Street Research
Increased capital spend growth from reliability upgrades, new generation connection, congestion relief, organic growth and technology advances

0
50
100
150
200
250
300
350
400
450
500
50 100 150 200 250 300 350
Oncor’s history of cost efficient and reliable performance
Oncor
Top quartile SAIDI
Top quartile cost
¹ Excluding major events and planned outages; System Average Interruption Duration Index is defined as the number of minutes per year that the average customer is out of electric service
Distribution O&M plus maintenance capital per customer
US Electric Delivery Company Performance 2006 (SAIDI¹)

Recent regulatory events
On October 5, 2007, Oncor announced that along with TEF it had agreed in principle with major interested parties to resolve all outstanding issues in the PUCT review related to the merger
The agreement also included provisions under which the PUCT would dismiss Oncor’s pending rate case
The agreement is subject to approval by the PUCT
The stipulated agreement includes the following provisions, among others:
Oncor will agree to a one-time credit of $72 million, which is intended for all retail customers in its service territory
Oncor will file a system-wide rate case no later than July 1, 2008 based on a test-year ended
December 31, 2007
Oncor will incur a one-time $35 million write-off in 2007 or 2008 to its storm reserve and a one-time write-
off in 2007 or 2008 to the 2002 restructuring expenses held as regulatory assets (approximately $21 million)
Oncor will make annual reports to the PUCT regarding compliance with its commitments
Oncor will limit the dividends paid by Oncor through December 31, 2012, to an amount not to exceed
Oncor’s net income (determined in accordance with GAAP), subject to certain defined adjustments
Oncor will commit to minimum capital spending of $3.6 billion over the five-year period ending December
31, 2012, subject to certain defined conditions
Oncor will agree to certain system reliability, street light maintenance and customer service standards

Oncor’s capital structure
No new debt at Oncor to finance the merger
Total revolver capacity $2,000
Credit facility draw at close
1
$1,316
Net revolver capacity available at close $684
Pro forma capitalization ($ millions)
Oncor Electric Delivery Holdings
Ring-fenced
¹ Credit facility draw includes refinancings of long term debt maturities at or before closing
1
After giving effect to the merger and related financing activities, excluding transition bonds
Liquidity ($ millions)
16
Oncor Electric Delivery Company
Total debt (6/30/07)
1
$4,166
LTM 6/30/07 Oncor adjusted EBITDA $1,129
Oncor total debt / LTM EBITDA 3.7x

Treatment of Oncor’s existing indebtedness
Issuer / Tranche Size ($ millions) Treatment
Oncor Electric Delivery
Bank debt $155 Refinanced at closing
Floating rate notes due 2008 800 Refinanced at closing
Intercompany borrowing 33 Refinanced at closing
Long term debt due currently 200 Matured in September 2007
Other senior debt 2,850  Remains outstanding
Oncor Electric Delivery Transition Bond Company
Transition bonds 1,053 Remain outstanding
Debt balances as of June 30, 2007

Summary of proposed ring-fencing provisions
A new bankruptcy-remote entity, Oncor Holdings, was formed to hold EFH’s equity interest in Oncor and other ring-fenced entities
Creates a “clean” legal and structural separation between Oncor and its subsidiaries and EFH and its subsidiaries other than the ring-fenced entities (collectively, the “Non-Ring-Fenced Entities”)
Additional elements of the ring-fencing include:
Separateness covenants included in the organizational documents of Oncor and Oncor Holdings
At least a majority of the directors of Oncor and Oncor Holdings will be independent
Independent directors will have certain approval rights over material actions, including instituting or consenting to the institution of bankruptcy proceedings
Potential minority investor in Oncor with up to approximately 20% ownership stake and potential board representation
Dividends limited so that Oncor's regulatory debt to equity ratio will remain at or below the approved ratio established by the PUCT for ratemaking purposes (currently at 60 / 40 debt to equity), and, through
December 31, 2012, dividends will also be limited to an amount not to exceed Oncor's net income
(determined under GAAP), subject to certain defined adjustments
Oncor, Oncor Holdings and its other subsidiaries will not guarantee or support any of the new obligations of any Non-Ring-Fenced Entity
EFH and Oncor have implemented certain mechanisms to ring-fence Oncor from EFH and its competitive businesses in order to preserve the credit quality of Oncor

Corporate governance
Oncor Holdings
Will have at least majority of independent directors to monitor compliance with Oncor Holdings’ organizational documents and whose approval is affirmatively required before Oncor Holdings may take certain material actions
The function of the directors of Oncor Holdings is principally to appoint directors to Oncor’s Board, and to make determinations regarding matters related to its ownership of equity in Oncor
Oncor
Will have nine directors (potentially more if Oncor has minority investors)
At least a majority of the directors will be independent in all material respects from the EFH Group and the Investor Group, according to the NYSE definition of “independent”
At least two independent directors will satisfy S&P’s requirements for independence
Board composition
Number of directors
Number of NYSE
independent directors
Number of S&P
independent directors
Independent directors 6 6 2
EFH nominees 2 — —
Oncor management 1 — —
Potential minority investors 2+ 2+ 0—2+
Total 9—11+ 6—8+ 2—4+
Unanimous approval of all directors present and voting (including, in any event, all independent directors) is required to cause Oncor to file for bankruptcy, enter into certain transactions to merge, consolidate, or sell all or substantially all of Oncor’s assets, or liquidate or dissolve without adequate provisions for the payment of all creditors of Oncor
The Oncor board or the independent directors, each acting by majority vote, has the authority to prevent Oncor from paying dividends if it or they determine that it is in the best interest of Oncor to retain such amounts to meet expected future requirements, including compliance with the debt to equity ratio established by the PUCT for rate making purposes
Note: As of October 10, 2007, the boards had three independent directors, two of which satisfied S&P requirements, one member of Oncor management, and one EFH nominee

Summary financials ($ millions)
Oncor historical financials
Year ended December 31, 6 months ended June 30,
2004 2005 2006 2006 2007
LTM
June 30, 2007
Total operating revenues $2,226 $2,394 $2,449 $1,166 $1,195 $2,478
Total operating expenses $1,697 $1,805 $1,838 $893 $909 $1,854
Operating income $529 $589 $611 $273 $286 $624
EBITDA $1,057  $1,241  $1,276  $597  $602  $1,281
Less: Securitization revenue (106) (153) (154) (74) (72) (152)
Adjusted EBITDA $951  $1,088  $1,122  $523  $530  $1,129
Capital expenditures 600 733 840 452 382 770
Balance sheet
Cash and cash equivalents $   - $15 $1 $1 $1 $1
Total assets 9,493 9,911 10,709 10,296 10,949 10,949
Property, plant and equipment—net 6,609 7,067 7,608 7,377 7,847 7,847
Capitalization
Long-term debt, less current amounts $4,199 $4,107 $3,811 $4,059 $4,562 $4,562
Excluding transition bonds 3,032  3,033  2,833  3,033  3,634  3,634
Transition bonds, less current amounts 1,167  1,074  978  1,026  928  928
Shareholders' equity 2,687 2,935 2,975 2,949 2,947 2,947
Total $6,886 $7,042 $6,786 $7,008 $7,509 $7,509
Capitalization ratios
Long-term debt, less current amounts 61.0% 58.3% 56.2% 57.9%
60.8%¹
60.8%¹
Shareholders' equity 39.0% 41.7% 43.8% 42.1% 39.2% 39.2%
Total 100.0% 100.0% 100.0% 100.0% 100.0% 100.0%
Note: Oncor’s financial statements include its wholly-owned, bankruptcy remote financing subsidiary, Oncor Electric Delivery Transition Bond Company LLC.
Oncor Electric Delivery Transition Bond Company LLC was organized for the limited purpose of issuing securitization bonds to recover generation-related regulatory asset stranded costs and other qualified costs
1
The debt to equity ratio for regulatory purposes as of June 30, 2007 was 56.5% debt / 43.5% equity

Oncor Adjusted EBITDA Reconciliation
Year ended December 31, 6-month ended June 30,
2004 2005 2006 2006 2007
LTM
June 30, 2007
Net income $273 $351 $344 $151 $139 $332
Provision for income taxes 116 174 170 75 76 171
Interest expense 279 269 286 140 154 300
Depreciation and Amortization
389 447 476 231 233 478
EBITDA $1,057 $1,241 $1,276 $597 $602 $1,281
Adjustments to EBITDA
Less: Securitization revenue (106) (153) (154) (74) (72) (152)
Adjusted EBITDA $951  $1,088  $1,122  $523 $530  $1,129
Reconciliation of net income to EBITDA ($ millions)
28